                                                                    EXHIBIT 99.1

THIS WARRANT WAS ORIGINALLY ISSUED ON MARCH 15, 1994 AND SUCH ISSUANCE WAS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THIS WARRANT MAY NOT BE TRANSFERRED IN VIOLATION OF SECTION 6 HEREOF. THIS WARRANT MAY ONLY BE TRANSFERRED IF REGISTERED UNDER THE ACT UNLESS, IN THE OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY, SUCH REGISTRATION IS UNNECESSARY FOR SUCH TRANSFER TO COMPLY WITH THE ACT.

                     ANGELES PARTICIPATING MORTGAGE TRUST

                        CLASS A SHARE PURCHASE WARRANT
                        ------------------------------

Date of Issuance: March 15, 1994                 Certificate No. W-001


          FOR VALUE RECEIVED, Angeles Participating Mortgage Trust, a California business trust (the "Company"), hereby grants to SAHI Partners, a Delaware general partnership, or any transferee permitted by Section 6 hereof (the "Holder") the right to purchase from the Company 5,000,000 shares of the Company's Class A Shares (the "Class A Shares") at a price per share of $1.00 (the "Exercise Price").

          This Warrant is subject to the following provisions:

          Section 1.  Exercise of Warrant.

          1A.     Exercise Period.   The Holder may exercise, in whole or in
part (but not as to a fractional Class A Share) the purchase rights represented by this Warrant at any time and from time to time after the next annual shareholders meeting of the Company occurring after the date hereof (the "Annual Meeting"); provided, however, that the purchase rights represented by this Warrant (i) may be exercised only if the shareholders of the Company shall have approved the issuance of this Warrant and the issuance of any Class A Shares hereunder at the Annual Meeting (the "Approval") and (ii) must be exercised, if at all, on or before that date which is 120 days subsequent to the date of the Annual Meeting.

          1B.     Exercise Procedure.

          (i) This Warrant shall be deemed to have been exercised when the Company has received all of the following items (the "Exercise Time"):

          (a) a completed Exercise Agreement, as described in paragraph 1C below and substantially in the form set forth in Exhibit I hereto, executed by the Person exercising all or any part of the purchase rights represented by this Warrant (the "Purchaser");

          (b)     this Warrant;

          (c) if this Warrant is not registered in the name of the Purchaser, an Assignment or Assignments in the form set forth in Exhibit II hereto evidencing the assignment of this Warrant to the Purchaser, in which case the Holder shall have complied with the provisions set forth in Section 6 and Section 7 hereof;

          (d) a cashiers check payable to the Company or wire transfer of immediately available funds to an account designated by the Company in an amount equal to the product of the number of Class A Shares being purchased upon such exercise multiplied by the Exercise Price (the "Aggregate Exercise Price"); and

          (e) at the Company's option, the opinion described in Section 10 below.

          (ii) Certificates for Class A Shares purchased upon exercise of this Warrant shall be delivered by the Company to the Purchaser within five business days after the date of the Exercise Time. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company shall prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised and shall within such five-day period, deliver such new warrant to the Holder.

          (iii) The Class A Shares issuable upon the exercise of this Warrant shall be deemed to have been issued to the Purchaser at the Exercise Time, and the Purchaser shall be deemed for all purposes to have become the record holder of such Class A Shares at the Exercise Time.

          (iv) The issuance of certificates for Class A Shares upon exercise of this Warrant shall be made without charge to the Holder or the Purchaser for costs incurred by the Company in connection with such exercise and the related issuance of Class A Shares. Each Class A Share issuable upon exercise of this Warrant shall upon payment of the Exercise Price therefor, be fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

          (v) The Company shall not close its books against the transfer of this Warrant or of any Class A Shares issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant. The company shall from time to time take all such action as may be necessary to assure that the par value per share of the unissued Class A Shares acquirable upon exercise of this Warrant is at all times equal to or less than the Exercise Price.

          (vi) The Company shall assist and cooperate with the Holder or any Purchaser required to make any governmental filings or obtain any governmental approvals prior to or in connection with any exercise of this Warrant (including, without limitation, making any filings required to be made by the Company).

          (vii) The Company shall take all such actions as may be necessary to assure that all such Class A Shares may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which Class A Shares may be listed (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance); and

          (viii) Upon the exercise of this Warrant, the Class A Shares shall on be issued in the name of SAHI Partners or a transferee permitted by Section 6 hereof.

          1C.   Exercise Agreement. Upon any exercise of this Warrant, the
Exercise Agreement substantially in the form set forth in Exhibit I hereto shall be executed by the Purchaser or transferee permitted by Section 6 hereof. Such Exercise Agreement shall be dated the actual date of execution thereof.

          Section 2. Liquidating Dividends. If the Company declares or pays a dividend upon the Class A Shares payable otherwise than in cash out of earnings or earned surplus (determined in accordance with generally accepted accounting principles, consistently applied) except for a share dividend payable in Class A Shares (a "Liquidating Dividend"), then the Company shall pay to the Holder at the time of payment thereof the Liquidating Dividend which would have been paid to such Holder on the Class A Shares had this Warrant been fully exercised immediately prior to the date on which a record is taken for such Liquidating Dividend, or, if no record is taken, the date as of which the record holders of Class A Shares entitled to such dividends are to be determined.

          Section 3. Purchase Rights. If at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, shares, warrants, securities or other property pro rata to the record holders of any class of its shares (the "Purchase Rights"), then the Holder shall be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which Holder could have acquired if Holder had held the number of Class A Shares acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Class A Shares are to be determined for the grant, issue or sale of such Purchase Rights.

          Section 4. Definitions. The following terms have meanings set forth below:

          "Convertible Securities" means any stock, shares or securities (directly or indirectly) convertible into or exchangeable or exercisable for Class A Shares.

          "Option" means any rights or options to subscribe for or purchase Class A Shares or Convertible Securities.

          "Person" means an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

           Section 5. No Voting Rights: Limitations of Liability. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company. No provision hereof, in the absence of affirmative action by the Holder to purchase Class A Shares, and no enumeration herein of the rights or privileges of the Holder shall give rise to any liability of such Holder for the Exercise Price of Class A Shares acquirable by exercise hereof or as a shareholder of the Company.

          Section 6. Warrant Transferability. This Warrant and all rights hereunder are not transferable, in whole or in part, without the Company's prior written consent, which consent shall not be unreasonably withheld or delayed as to any transfer to an affiliate of SAHI Partners. Upon such consent, any transfer of this Warrant, in whole or in part, shall be effected upon surrender of this Warrant with a properly executed Assignment (in the form of Exhibit II hereto) at the principal office of the Company. Each transferee of all or any part of this Warrant, by taking and holding the same, consents to and agrees to be bound by the provisions of this Warrant.

          Section 7. Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrants shall represent such portion of such rights as is designated by the Holder at the time of such surrender. The date the Company initially issues this Warrant shall be deemed to be the "Date of Issuance" hereof regardless of the number of times new certificates representing the unexpired and exercised rights formerly represented by this Warrant shall be issued. All Warrants representing portions of the rights hereunder are referred to herein as the "Warrants."

          Section 8. Consideration. The consideration received by the Company for this Warrant is the sum of $100,000 cash, receipt of which is hereby acknowledged by the Company, which amount will be applied against the first $100,000 of the Aggregate Exercise Price for Class A Shares purchased pursuant hereto. If the Approval is not received at the Annual Meeting, the Company shall promptly refund to the Holder the consideration described in this Section 8 and, following such remittance, this Warrant shall be of no further force and effect. Any new Warrants issued pursuant hereto shall not require the payment of any additional consideration.

          Section 9. Pre-Exercise Covenants of the Company. The Company, acting through its trustees, shall, in accordance with applicable law;

          (i) duly call, give notice of, convene and hold the Annual Meeting as soon as practicable following the date hereof. At such Annual Meeting the Company will submit to its shareholders a proposal relating to the issuance of this Warrant and the Class A Shares exercisable hereunder for their approval; and

          (ii) include in the proxy statement distributed to shareholders prior to the Annual Meeting the recommendation of the trustees that the shareholders of the Company vote to approve the proposal relating to the issuance of this Warrant and the Class A Shares exercisable hereunder, unless the trustees shall have determined in good faith that such recommendation could reasonably be expected to be a breach of the trustees' fiduciary duties under applicable law.

          Section 10. Fairness Opinion. The Company shall have the right, as a condition to the first issuance of any Class A Shares pursuant to this Warrant, to obtain an opinion from a qualified, independent third party which may include the Company's outside auditors (the "Appraiser") as to the fairness of the terms and provisions of this Warrant to the Company and its shareholders. In such circumstance, if the Appraiser, for any reason, is unable to issue an opinion that the terms and provisions of this Warrant are fair to the Company and its stockholders, then the consideration described in Section 8 hereof shall be promptly returned to the Holder and, following such remittance, this Warrant shall terminate and be of no further force and effect. The cost to obtain such opinion shall be shared equally by the Company and the Holder; provided, however, that the Holder shall not be obligated to pay more than $25,000 toward the aggregate cost of obtaining such opinion and any opinion regarding the Class B Warrant originally issued to SAHI, Inc. on March 15, 1994.

          Section 11. Representations of the Company. The Company hereby represents and warrants that (i) this Warrant and the issuance of Class A Shares upon exercise hereof have been unanimously approved by the Company's trustees subject only to obtaining the Approval and (ii) neither the authorization or issuance of this Warrant, nor the issuance of the Class A Shares upon the exercise thereof, violates the Company's Declaration of Trust or any other document, agreement, statute, rule, regulation, judgement, decree or order to which the Company or any of its assets or properties is subject.

          Section 12. Share Legends. Each certificate issued for Class A Shares pursuant hereto or issued in exchange or substitution for any certificates so issued shall bear the following legend, unless at the time of issuance of the certificate the shares represented by such certificate are registered under the Securities Act of of 1933, as amended (the "Act") or the Company has been provided with an opinion of counsel which shall be reasonably satisfactory in form and substance to the Company, to the effect that the Class A Shares are no longer restricted securities under the Act:

     The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and they may not be sold or offered for sale in the absence of an effective registraton statement under that Act as to said securities or an opinion, in form and substance satisfactory to the Company and given by counsel satisfactory to the Company, that such registration is not required. The securities which are evidenced by this Certificate were purchased under a warrant dated March 15, 1994 issued by the Company and are benefitted by and subject to the terms and conditions of such warrant.

          Section 13. Replacement. Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of the Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing this Warrant, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company (provided that if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Company shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed, or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

          Section 14. Notices. Except as otherwise expressly provided herein, all notices referred to in this Warrant shall be in writing and shall be delivered personally, sent by reputable overnight courier service charges prepaid) or sent by registered or certified mail, return receipt requested, postage prepaid and shall be deemed to have been given when so delivered, sent or three days after being deposited in the U.S. Mail (i) to the Company, at its principal executive offices and (ii) to the Holder, at the Holder's address as it appears in the records of the Company (unless otherwise indicated by the Holder).

          Section 15. Amendment and Waiver. Except as otherwise provided herein, the provisions of this Warrant may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Holders of Warrants representing a majority of the Class A Shares obtainable upon exercise of this Warrant.

          Section 14. Descriptive Headings; Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by the internal law of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of California.

          IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by its duly authorized officers under its seal and to be dated as of the date of issuance hereof.

                                       ANGELES PARTICIPATING MORTGAGE
                                        TRUST


                                       By:/s/ Ronald J. Consiglio
                                          ------------------------------

                                       Its: President
                                           --------------------------



[Trust Seal]

Attest:



/s/ Ann Merguerian
----------------------------
Title: Secretary
       -------------------

                                   EXHIBIT I

                              EXERCISE AGREEMENT
                              ------------------


To:                                       Dated:
   -------------------------                    ------------------------


     The undersigned, pursuant to the provisions set forth in the attached Warrant (Certificate No. W-_____), hereby agrees to subscribe for and purchase _______ Class A Shares covered by such Warrant and makes payment herewith in full therefor at the price per share provided by such Warrant.

     The undersigned is acquiring such Class A Shares for its own account, for investment purposes only, and not with a view towards the sale or other distribution thereof, in whole or in part. The undersigned understands that the Class A Shares issued pursuant to the Warrant have not been registered under the Securities Act of 1933, as amended.


                                       Signature:
                                                 -------------------------------

                                       Address:  -------------------------------

                                                 -------------------------------

                                                 -------------------------------

                                  EXHIBIT II

                                  ASSIGNMENT


     FOR VALUE RECEIVED, _________________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (Certificate No. W-_______) with respect to the number of shares of the Class A Shares covered thereby set forth below, unto:


     Names of Assignee                Address                 No. of Shares
----------------------------   ---------------------   -------------------------




Dated:                             Signature:
      -------------------------              -----------------------------------

                                   Address:  -----------------------------------

                                             -----------------------------------

                                             -----------------------------------